UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2018 (January 24, 2018)

PRINCETON CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00710	46-3516073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

800 Turnpike Street Suite 300 North Andover, Massachusetts	01845
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 794-3366

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

Results of Investigation

As previously disclosed by Princeton Capital Corporation (the “Company”), on September 25, 2017, the United States of America filed Complaints against Munish Sood and others captioned U.S. v. Lamont Evans, et al. and U.S. v. James Gotto, et al., in the Southern District of New York. At the time of the allegations, Mr. Sood was a member of the Board of Directors (the “Board”) of the Company, the Chief Executive Officer of the Company, and the President of the Company. As previously disclosed, as a result of the allegations, Mr. Sood resigned from his positions as a director, Chief Executive Officer, and President, effective September 27, 2017.

As a result of the allegations contained in the Complaints, also on September 27, 2017 and as previously disclosed, the Board authorized and directed its Audit Committee (which consists of the Board’s three independent board members) to conduct an independent investigation into whether such events impacted the Company, and the extent to which any officer or employee of the Company may have been involved, and whether any corporate funds may have been utilized in the conduct alleged.

The Audit Committee has conducted an independent investigation into this matter with the assistance of outside advisors. The investigation concluded on January 24, 2018. The investigation uncovered (i) no evidence that the allegations contained in the Complaints impacted the Company (other than the resignation of Mr. Sood), (ii) no evidence that any officer or employee of the Company, other than (as has been alleged) Mr. Sood, had any involvement in the allegations contained in the Complaints, and (iii) no evidence that any corporate or portfolio company funds were utilized in the conduct alleged in the Complaints. In respect to Mr. Sood, the Audit Committee did not make any judgment regarding the criminal allegations made by the U.S. Attorney in its Complaints. As a result of this investigation, the Company, its Audit Committee, and its advisors have concluded that the Company’s internal controls over financial reporting are effective and do not recommend implementing any additional procedures or controls at this time.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   January 24, 2018

PRINCETON CAPITAL CORPORATION
By:	/s/ Gregory J. Cannella
Name: Gregory J. Cannella
Title: Chief Financial Officer

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